UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2012

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 9, 2012, Celgene Corporation (the “Company”) announced selected 2011 achievements and provided an outlook for 2012 at the J.P. Morgan 30th Annual Healthcare Conference.  Preliminary 2011 unaudited results and certain non-GAAP financial measures are included in the attached press release, which is incorporated herein by reference. The Company will report its 2011 full-year financial results on Thursday, January 26, 2012.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 — Press Release dated January 9, 2012

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: January 9, 2012	By:	/s/ Jacqualyn A. Fouse
		Name:	Jacqualyn A. Fouse
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 9, 2012 with 2011 achievements and an outlook for 2012.